SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

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☒ Preliminary Information Statement
☐ Confidential, for use of the Commission only (only as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement

DOLPHIN DIGITAL MEDIA, INC.
(Name of Registrant as Specified in its Charter)

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DOLPHIN DIGITAL MEDIA, INC.
2151 LeJeune Road, Suite 150, Mezzanine
Coral Gables, Florida 33134

NOTICE OF ACTION BY WRITTEN CONSENT
AND
INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

APRIL 1, 2016

Dear Shareholders:

The purpose of this notice is to inform you that the board of directors (the “Board”) of Dolphin Digital Media, Inc., a Florida corporation (“we”, “us” or the “Company”), and the holders of a majority of the outstanding shares of our issued and outstanding common stock, par value $0.015 per share (“Common Stock”), pursuant to a written consent in lieu of a meeting, dated March 10, 2016, (the “Written Consent”) in accordance with our articles of incorporation, as amended, (the “Articles of Incorporation”) and the Florida Business Corporation Act (the “FBCA”), approved an amendment to the Articles of Incorporation to effect a reverse stock split of the outstanding shares of Common Stock on the basis of twenty (20) old shares for one (1) new share of Common Stock (the “Reverse Stock Split”).  No fractional shares of the Common Stock will be issued.  Instead, the Company will round up any fractional shares resulting from the Reverse Stock Split to the nearest whole share.

We are not asking that you approve the Reverse Stock Split.  The Written Consent we received constitutes the only shareholder approval required under the FBCA, our Articles of Incorporation and our Bylaws.  The Company is not soliciting your vote for the adoption of the Reverse Stock Split and will not call a shareholders’ meeting for purposes of voting on the Reverse Stock Split.  This notice and the accompanying Information Statement constitute notice to you under Section 607.0704 of the FBCA of the action taken by the Written Consent.

The accompanying Information Statement, which describes the Reverse Stock Split, is being furnished to our shareholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.  Pursuant to Rule 14c-2 under the Exchange Act, the Reverse Stock Split will not be effective sooner than twenty calendar days after the mailing of the Information Statement to our shareholders.  The Company anticipates effecting the Reverse Stock Split immediately following the twenty calendar-day period.

THIS IS NOT A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THE ENCLOSED INFORMATION STATEMENT.

I encourage you to read the enclosed Information Statement, which is being provided to all of our shareholders.

Sincerely, /s/ William O’Dowd, IV WILLIAM O’DOWD, IV Chief Executive Officer

This notice and the enclosed Information Statement is dated [●], 2016, and is first being mailed to shareholders of record on [●], 2016.

DOLPHIN DIGITAL MEDIA, INC.

2151 LeJeune Road, Suite 150, Mezzanine

Coral Gables, Florida 33134
_________________________

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934
_________________________

NO VOTE OR ACTION OF THE COMPANY’S SHAREHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

We are distributing this Information Statement to shareholders of Dolphin Digital Media, Inc., a Florida Corporation (“we”, “us”, “our”  or the “Company”), in full satisfaction of our notice requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Florida Business Corporation Act (“FBCA”).  The record date for determining the shareholders entitled to receive this Information Statement has been established as of the close of business on [●], 2016 (the “Record Date”).

OUTSTANDING VOTING SECURITIES

As of the Record Date, our voting securities comprised 118,375,502 issued and outstanding shares of our common stock, par value $0.015 per share (“Common Stock”).

The FBCA and our articles of incorporation, as amended (the “Articles of Incorporation”), permit our shareholders to approve and authorize actions by written consent, as if the action were undertaken at a duly constituted meeting of our shareholders.  On February 22, 2016, the board of directors (the “Board”) approved the Reverse Stock Split (as defined below) and recommended that it be presented to our shareholders for approval.  On March 10, 2016 (the “Consent Date”), William O’Dowd, IV, the Company’s Chairman and Chief Executive Officer, Dolphin Entertainment, Inc., a company wholly owned by Mr. O’Dowd, and Dolphin Digital Media Holdings LLC, a company wholly owned by Mr. O’Dowd, collectively holding an aggregate of 56,137,074 shares of Common Stock (the “Consenting Shareholders”), representing approximately 52.5% of the 106,841,992 issued and outstanding shares of Common Stock entitled to vote on the Reverse Stock Split on the Consent Date, consented in writing to approve the Reverse Stock Split.

CORPORATE ACTION

Our Board and the Consenting Shareholders approved an amendment to the Articles of Incorporation to effect a reverse stock split of the outstanding shares of Common Stock on the basis of twenty (20) old shares for one (1) new share of Common Stock (the “Reverse Stock Split”).  No fractional shares of Common Stock will be issued.  Fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole share.

We will pay the expenses of furnishing this Information Statement to our shareholders, including the cost of preparing, assembling and mailing this Information Statement.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act.  These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  Words such as, but not limited to, "believe," "expect," "anticipate," "estimate," "intend," "plan," "targets," "likely," "will," "would," "could," and similar expressions or phrases, or the negative of those expressions or phrases identify forward-looking statements.  Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this Information Statement, the Company cautions you that these statements are based on its estimates of future performance that are subject to known and unknown risks and uncertainties and other important factors that may cause its actual results, level of activity, performance or achievements expressed or implied by these forward-looking statements, to differ.  These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond the Company's control, and actual results may differ materially depending on a variety of important factors, including factors discussed in other filings of the Company with the U.S. Securities and Exchange Commission (the “SEC”).  Given these uncertainties, investors are cautioned not to place undue reliance on such forward-looking statements.  The Company's forward-looking statements speak only as of the date of this Information Statement, and the Company expressly disclaims any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in its opinions or expectations, except as required by applicable law.

APPROVAL BY OUR SHAREHOLDERS OF
THE AMENDMENTS TO THE COMPANY’S ARTICLES
TO EFFECT THE REVERSE STOCK SPLIT
General

The Board approved resolutions to effect a one-for-twenty reverse stock split.  Under this Reverse Stock Split, each twenty (20) shares of our Common Stock will be converted automatically into one share of Common Stock.  No fractional shares will be issued.  Instead, the Company will round up any fractional shares resulting from the Reverse Stock Split to the nearest whole share.  The effective date of the Reverse Stock Split is expected to be [●], 2016 (the “Effective Date”).

The Reverse Stock Split will be effected pursuant to an amendment to the Articles of Incorporation substantially in the form annexed hereto as Exhibit A.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTEREST IN THE COMPANY, EXCEPT AS MAY INCIDENTALLY RESULT FROM THE ROUNDING UP OF FRACTIONAL SHARES.

Summary of Reverse Stock Split

Below is a brief summary of the Reverse Stock Split:

●
The number of issued and outstanding shares of Common Stock will be reduced on the basis of one post-split share of Common Stock for every twenty pre-split shares of Common Stock outstanding.  The consolidation will not affect any rights, privileges or obligations with respect to shares of Common Stock existing prior to the consolidation.

●
Shareholders of record of the Common Stock as of [●], 2016 will have their total shares reduced on the basis of one post-split share of Common Stock for every twenty pre-split shares outstanding.  No fractional shares will be issued.  Fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole share.

●	As a result of the Reverse Stock Split, the number of issued and outstanding shares of Common Stock will be reduced from 118,375,502, as of the Record Date, to approximately 5,918,775.

●	The Company’s authorized number of shares of Common Stock will remain at 400,000,000, resulting in an effective increase in the number of shares of Common Stock available for issuance.

Purpose and Material Effects of the Reverse Stock Split

Because the Company’s authorized number of shares of Common Stock will remain at 400,000,000 following the Reverse Stock Split, we will effectively increase the number of shares of Common Stock available for issuance.  We currently intend to use a portion of the increased capitalization to exchange certain debt for equity; however, there is no assurance that we will be able to effect any such exchange on terms favorable to us, or at all.  The Board will otherwise use our increased capitalization from time to time for general corporate and other purposes as it deems appropriate, including for potential capital raising.  Set forth in the tables below is information relating to our issued and outstanding Common Stock, authorized but unissued shares of Common Stock, percentage of total authorized Common Stock unreserved for issuance, and total authorized number of shares of Common Stock, in each case as of March 31, 2016, and on a pro-forma basis after giving effect to the Reverse Stock Split as if it had occurred on March 31, 2016:

As of March 31, 2016 (actual):

	Issued and Outstanding	Reserved(1)	Unreserved	Total Authorized
Pre-Reverse Stock Split	118,375,502	107,447,564	174,176,934	400,000,000

(1)           Common Stock reserved for issuance comprises the following:

Conversion Shares Underlying Series B Preferred	Conversion Shares Underlying Series C Preferred	Anti-dilution related to the Series C Preferred	Shares Underlying Warrants	Shares Reserved For Issuance Under 2012 Omnibus Incentive Compensation Plan
62,700,000	1,000,000	12,747,564	21,000,000	10,000,000

As of March 31, 2016 (pro forma after giving effect to the Reverse Stock Split):

		Authorized but Unissued
	Issued and Outstanding(1)	Reserved(2)	Unreserved	Total Authorized
Post-Reverse Stock Split	5,918,775	5,372,378	388,708,847	400,000,000

(1)	Subject to nominal adjustment depending upon number of additional shares to be issued in respect of fractional shares resulting from the Reverse Stock Split.

(2)	Common Stock reserved for issuance comprises the following:

Conversion Shares Underlying Series B Preferred	Conversion Shares Underlying Series C Preferred	Anti-dilution related to the Series C Preferred	Shares Underlying Warrants	Shares Reserved For Issuance Under 2012 Omnibus Incentive Compensation Plan
3,135,000	50,000	637,378	1,050,000	500,000

In addition to the purposes described above, the Board proposed the Reverse Stock Split as one method to attract business opportunities in the Company through attracting investors who do not invest in lower priced securities.

We believe that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors.  However, the effect of the Reverse Stock Split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied.  There can be no assurance that the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Stock Split.  The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The Reverse Stock Split will affect all of our shareholders uniformly and will not affect any shareholder’s percentage ownership interest in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our shareholders owning a fractional share.  No fractional shares of Common Stock will be issued.  Instead, the Company will round up any fractional shares resulting from the Reverse Stock Split to the nearest whole share, such that each shareholder who otherwise would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split will instead be entitled to receive a whole share.

The principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 118,375,502 shares as of March 31, 2016 to approximately 5,918,775 shares.  As described above, the number of authorized shares of Common Stock under our Articles of Incorporation will not be affected.

The Common Stock issued pursuant to the Reverse Stock Split will remain validly issued, fully paid and non-assessable.  Following the Reverse Stock Split, we will continue to be subject to the reporting requirements of the Exchange Act.

Shareholders should recognize that they will own fewer shares of Common Stock than they presently own (a number equal to the number of shares owned immediately prior to the Effective Date divided by twenty, subject to adjustment to the extent that the Reverse Stock Split would otherwise require issuance of a fractional share of Common Stock, for which each holder entitled thereto will instead receive a whole share.).  While we expect that the Reverse Stock Split will result in an increase in the market price of our Common Stock, there can be no assurance that the Reverse Stock Split will increase the market price of our Common Stock by a multiple equal to twenty or result in any permanent increase in the market price (which is dependent upon many factors, including, without limitation, our performance and prospects).  Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.  In addition, the Reverse Stock Split will increase the number of shareholders of the Company who own odd lots (less than 100 shares).  Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales.  Consequently, there can be no assurance that the Reverse Stock Split will achieve the desired results that have been outlined above.

Fractional Shares

No fractional shares will be issued.  The Company will round up any fractional shares resulting from the Reverse Stock Split to the nearest whole share.

Effect of the Reverse Stock Split on Derivative Securities

The respective terms of our outstanding preferred stock and warrants contain adjustment provisions whereby their respective conversion ratios are adjusted to account for stock splits, reverse stock splits, stock dividends, recapitalizations and other similar events; consequently, the Reverse Stock Split will have no effect on the total percentage of shares to which holders of these securities are entitled upon conversion thereof.

Procedure for the Exchange of Stock Certificates

The Reverse Stock Split will become effective on the Effective Date.  Beginning on the Effective Date, each certificate representing pre-split shares will be deemed for all purposes to evidence ownership of post-split shares.

Upon completion of the Reverse Stock Split, Common Stock beneficially owned by shareholders and held through a bank, broker, custodian or other nominee will be treated the same as Common Stock held by registered shareholders whose names are registered on the books and records of the Company.  Banks, brokers, custodians or other nominees will be instructed to reflect the Reverse Stock Split for their beneficial holders holding Common Stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split.  If a shareholder holds shares of Common Stock with a bank, broker, custodian or other nominee, and has any questions in this regard, they are encouraged to contact their bank, broker, custodian or other nominee.

Certain of our registered holders of Common Stock may hold some or all of their Common Stock in book-entry form with our transfer agent, Nevada Agency and Transfer Company (the “Transfer Agent”).  These shareholders do not have share certificates evidencing their ownership of the Common Stock.  They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their name.  If a shareholder holds registered shares of Common Stock in book-entry form, the Reverse Stock Split will automatically be reflected in the Transfer Agent’s records and on their next statement.

Shareholders holding Common Stock in certificated form will be sent a letter of transmittal by the Transfer Agent after the Effective Date.  The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificates representing pre-split shares of Common Stock to the Transfer Agent in exchange for certificates representing post-split shares.  No new certificates will be issued to a shareholder until that shareholder has surrendered the shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal.

The Company expects that the Transfer Agent will act as exchange agent for purposes of implementing the exchange of stock certificates.  No service charges will be payable by holders of shares of Common Stock in connection with the exchange of certificates.  All such expenses will be borne by the Company.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES TO THE TRANSFER AGENT WITHOUT THE LETTER OF TRANSMITTAL.  PLEASE DO NOT SEND ANY CERTIFICATES TO THE COMPANY.

Appraisal Rights

The FBCA does not provide for appraisal rights in connection with the Reverse Stock Split.

Material U.S. Tax Consequences

The following discussion of the material U.S. federal income tax consequences of the Reverse Stock Split is based on the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated under the Code, Internal Revenue Service (“IRS”) rulings and pronouncements and judicial decisions now in effect.  Those legal authorities are subject to change at any time by legislative, judicial or administrative action, possibly with retroactive effect to the Reverse Stock Split.  No ruling from the IRS with respect to the matters discussed below has been requested, and there is no assurance that the IRS or a court would agree with the conclusions set forth in this discussion.  The following discussion assumes that the pre-split shares of Common Stock were, and post-split shares will be, held as “capital assets” as defined in the Code.  This discussion may not address certain U.S. federal income tax consequences that may be relevant to particular shareholders in light of their specific circumstances or to certain types of shareholders (like dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) that may be subject to special treatment under the U.S. federal income tax laws.  This discussion also does not address any tax consequences under state, local or foreign laws.

We will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Stock Split.

A shareholder will not recognize gain or loss for U.S. federal income tax purposes on the exchange of pre-split shares of Common Stock for post-split shares of Common Stock in the Reverse Stock Split.  A shareholder’s aggregate tax basis in the post-split shares of Common Stock the shareholder receives in the Reverse Stock Split will be the same as the shareholder’s aggregate tax basis in the pre-split shares of Common Stock the shareholder surrenders in exchange therefor.  A shareholder’s holding period for the post-split shares of Common Stock the shareholder receives in the Reverse Stock Split will include the shareholder’s holding period for the pre-split shares of Common Stock the shareholder surrenders in exchange therefor.  Shareholders who have different bases or holding periods for pre-split shares of Common Stock should consult their tax advisors regarding their bases or holding periods in their post-split Common Stock.

EFFECTIVE DATE OF SHAREHOLDER ACTIONS

The Reverse Stock Split cannot be effected until at least twenty calendar days following our mailing of this Information Statement to our shareholders.  We anticipate effectuating the Reverse Stock Split on the Effective Date.

SHAREHOLDERS’ RIGHTS

The elimination of the need for a meeting of our shareholders to approve the Reverse Stock Split is authorized by Section 607.0704 of the FBCA, which provides that action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted.  This Information Statement is being delivered in full satisfaction of any notice requirements under the Exchange Act and the FBCA.

CONVERSION AND VOTING RIGHTS OF OUR OUTSTANDING PREFERRED STOCK

In addition to our Common Stock, we currently have outstanding 3,300,000 shares of our Series B Convertible Preferred Stock, par value $0.10 per share (“Series B Preferred”), and 1,000,000 shares of our Series C Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred”).

Conversion Rights

Each share of Series B Preferred may be converted at any time by the holder thereof into 19 shares of Common Stock.  Subject to the satisfaction of certain conditions, each share of Series C Preferred may be converted into one share of Common Stock; however, the conditions to conversion have not been satisfied as of the date of this Information Statement, and it is not currently expected that such conditions will be satisfied within the next 60 days.  Consequently, a holder of Series C Preferred does not currently beneficially own (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act) any shares of Common Stock as a consequence of holding shares of Series C Preferred.

Voting Rights

Shares of Series B Preferred do not have voting rights except as required by applicable law (which did not provide holders of shares of Series B Preferred to vote on the Reverse Stock Split).  Shares of Series C Preferred entitle the holder to vote together as a single group with the holders of Common Stock on all matters required or permitted to be voted on by the holders of Common Stock, and holders of Series C Preferred are entitled to a number of votes equal to three votes for the number of whole shares of Common Stock into which such holder’s shares of Series C Preferred can be converted.  As described above, however, because the Series C Preferred is not currently convertible, nor could it have been converted on the date of the Written Consent, the Series C Preferred is, and was on the date of the Written Consent, non-voting, except as required by applicable law (which did not provide holders of shares of Series C Preferred to vote on the Reverse Stock Split).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below shows the beneficial ownership as of March 31, 2016, of our Common Stock held by each of our directors, named executive officers, all current directors and executive officers as a group and each person known to us to be the beneficial owner of more than 5% of our outstanding Common Stock.  As of March 31, 2016 we had 118,375,502 shares of our Common Stock outstanding.  Beneficial ownership is determined in accordance with the rules of the SEC.  Except as indicated by footnote and subject to community property laws, where applicable, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock that are shown as beneficially owned by them.  In computing the number of shares owned by a person and the percentage ownership of that person, any such shares subject to options, warrants or other convertible securities held by that person that were exercisable as of March 31, 2016 or that will become exercisable within 60 days thereafter are deemed outstanding for purposes of that person’s percentage ownership but not deemed outstanding for purposes of computing the percentage ownership of any other person.

In the table below beneficial ownership is divided by class as follows: (i) Common Stock; (ii) Series B Preferred; and (iii) Series C Preferred.  As described above, currently, only Common Stock has voting rights, as neither series of preferred stock currently has a right to vote on matters properly brought before our shareholders, other than as required by applicable law (which did not include a right to vote on the Reverse Stock Split).  Also, as described above, the Series C Preferred is not currently convertible into shares of Common Stock, and it is not currently expected that such conditions will be satisfied within the next 60 days.  Consequently, a holder of Series C Preferred does not currently beneficially own (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act) any shares of Common Stock as a consequence of holding shares of Series C Preferred.

NAME AND ADDRESS OF OWNER(2)	# OF SHARES OF COMMON STOCK OWNED	PERCENTAGE** OF CLASS
William O’Dowd, IV(1)	99,837,074	61.6%
Michael Espensen	11,100	*
Nelson Famadas	68,696	*
Mirta Negrini	––	*
Nicholas Stanham	524,699	*
All Directors and Named Executive Officers as a Group (5 persons) (7)	56,741,569	47.9%
T Squared Partners LP(3)	12,253,111	9.9%
Pozo Opportunity Fund II(4)	13,675,215	11.6%

	NUMBER OF SHARES	PERCENTAGE OF CLASS(5)
Series B Preferred
William O’Dowd, IV(6)	2,300,000	70%
T Squared Partners LP	1,000,000	30%

Series C Preferred
William O’Dowd, IV	1,000,000	100%

*	Less than 1%.

**	Percentages based on 118,375,502 shares of Common Stock outstanding as of March 31, 2016.

1)	Unless otherwise indicated, the address of each shareholder is c/o Dolphin Digital Media, Inc., 2151 LeJeune Road, Suite 150, Mezzanine, Coral Gables, Florida, 33134.

2)
Includes 43,700,000 shares issuable upon the conversion of Series B Preferred held by Dolphin Entertainment, Inc., of which William O’Dowd, IV is the sole owner.  William O’Dowd, IV has sole voting and investment powers with respect to the shares held by Dolphin Entertainment, Inc.

3)	Amount and percentage does not include the Series B Preferred on a fully diluted basis.

4)
Mark Jensen and Thomas M. Suave are both principals of T Squared Partners LP (PO Box 606, Fishers, IN 46038).  Includes: (i) 7,000,000 shares issuable upon the exercise of a common stock purchase warrant (the “Class E Warrant”); (ii) 7,000,000 shares issuable upon the exercise of a common stock purchase warrant (the “Class F Warrant”); (iii) 19,000,000 shares issuable upon the conversion of Series B Preferred and (iv) 6,253,822 shares held by Mark Jensen and/or Thomas M. Suave and related entities owned by Mark Jensen and/or Thomas M. Suave.  The Class E Warrant, the Class F Warrant and, with respect to the Series B Preferred, the Preferred Stock Exchange Agreement contain provisions that prevent conversions/exercises to Common Stock to the extent that after giving effect to such conversion/exercise, the holder (together with the holder’s affiliates) would beneficially own in excess of 9.9% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion/exercise.

5)
Justo Luis Pozo is the principal of Pozo Opportunity Fund II (700 Biltmore Way #1011, Coral Gables, FL 33134).  Includes (i) 12,656,000 shares held by Pozo Opportunity Fund II; (ii) 37,500 shares held by Justo Pozo, Trustee FBO Zulita Pina Irrevocable Trust; (iii) 35,000 shares held by Justo Pozo ACF Ricardo S. Pozo U/FI/UTMA and (iv) 946,715 shares held by Justo Luis and Sylvia E. Pozo.

6)	Percentages based on 3,300,000 shares of Series B Preferred and 1,000,000 shares of Series C Preferred, in each case issued and outstanding as of the March 31, 2016.

7)
2,300,000 shares of the Series B Preferred are held by Dolphin Entertainment, Inc., of which William O’Dowd, IV is the sole owner.  William O’Dowd, IV has sole voting and investment powers with respect to the shares held by Dolphin Entertainment, Inc.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding.”  Under this procedure, shareholders of record who have the same address and last name will receive only one copy of this Information Statement, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies.  This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of materials from the Company, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of materials from the Company for your household, please contact our Transfer Agent, Nevada Agency and Transfer Company in writing at 50 West Liberty Street, Suite 880, Reno, Nevada 8950, or by telephone at (775) 322-0626.

If you participate in householding and wish to receive a separate copy of this Information Statement, or if you do not wish to participate in householding and prefer to receive separate copies of materials from the Company in the future, please contact our Transfer Agent as indicated above.  Beneficial shareholders can request information about householding from their nominee.

WHERE YOU CAN FIND MORE INFORMATION

A copy of this Information Statement, as well as our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any amendments to those reports filed or furnished pursuant to Section 13 or 15(d) of the Exchange Act are available free of charge on the internet at our website, www.dolphindigitalmedia.com, as soon as reasonably practicable after we electronically file these reports with, or furnish these reports to the SEC.  Copies of our Amended and Restated Code of Ethics for Senior Financial Officers, which applies to our Chief Executive Officer and our Chief Financial Officer, and the charter for our Audit Committee are also available on our website in the Investor Relations section.  The reference to our website address does not constitute incorporation by reference of the information contained on, or accessible through, the website, and such information is not part of or incorporated by reference in this Information Statement.  Our reports filed with the SEC may be accessed at the SEC’s website at www.sec.gov, or alternatively, may be read or copied at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

EXHIBIT A

ARTICLES OF AMENDMENT
TO THE
AMENDED ARTICLES OF INCORPORATION
OF
DOLPHIN DIGITAL MEDIA, INC.

Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act (the “FBCA”), this Florida Corporation adopts the following amendment (the “Articles of Amendment”) to its articles of incorporation, as amended (the “Articles of Incorporation”):

1.	The name of the corporation is Dolphin Digital Media, Inc. (the “Company”).

2.	These Articles of Amendment were adopted by the board of directors of the Company (the “Board”) on February 22, 2016.

3.
These Articles of Amendment were proposed by the Board of Directors and submitted to and approved by the Corporation’s shareholders on March 10, 2016.  The number of votes cast for the Articles of Amendment by the shareholders of the Corporation was sufficient for approval.

4.	Article III of the Articles of Incorporation is hereby amended by adding the following paragraph at the end of Section A thereof:

“On the close of business on [•], 2016 (the “Effective Date”), each twenty (20) shares of Common Stock issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Date shall, automatically and without any action on the part of the respective holders thereof or the Company, be combined and converted into one (1) share of Common Stock, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”).  No fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split.  Rather, fractional shares created as a result of the Reverse Stock Split shall be rounded up to the next whole number, such that, in lieu of fractional shares, each shareholder who would have otherwise been entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split shall instead be entitled to receive a whole share of Common Stock in respect thereof.”

IN WITNESS WHEREOF, these Articles of Amendment to the Articles of Incorporation of Dolphin Digital Media, Inc. have been executed by a duly authorized officer of this Company on this [•] day of 2016.

By: Name: Title: